UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 25, 2026

Mercantile Bank Corporation
(Exact name of registrant as specified in its charter)

Michigan	000-26719	38-3360865
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

310 Leonard Street NW, Grand Rapids, Michigan		49504
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		616-406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MBWM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).                                                                Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2026, the Board of Directors of Mercantile Bank Corporation (the “Company”) approved the Mercantile Bank Corporation/Mercantile Bank 2026-2027 Merger Integration and Core Conversion Bonus Plan (the “Plan”). Under the Plan, eligible employees of the Company, Mercantile Bank, the Company’s wholly owned banking subsidiary, and their respective subsidiaries and affiliates, including executive officers, may receive discretionary cash bonus awards for work relating to the integration of the merger with Eastern Michigan Bank and the conversion of Mercantile Bank’s core and digital banking operating systems to the Jack Henry platform.

The Plan establishes a $3,000,000 aggregate bonus pool. Subject to the terms and objectives of the Plan, the Compensation Committee will determine, in its discretion, the participants who will receive awards and the amount of each award. No participant is entitled to any minimum award, and earned awards will be paid on or before March 31, 2027.

The Plan also contains customary provisions regarding administration, tax withholding, amendment, governing law and recovery or clawback of awards. Bonus awards under the Plan are subject to recovery or clawback pursuant to the Company’s clawback policy adopted effective October 2, 2023 to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act, Rule 10D-1 under the Securities Exchange Act of 1934, as amended, and Nasdaq Listing Rule 5608.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number                    Description

10.1	Mercantile Bank Corporation/Mercantile Bank 2026-2027 Merger Integration and Core Conversion Bonus Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bank Corporation

By:	/s/ Charles E. Christmas
Charles E. Christmas
Executive Vice President, Chief Financial Officer and Treasurer

Date: September 25, 2026

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